UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2021 (August 6, 2021)

WESCO International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14989	25-1723342
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 West Station Square Drive Suite 700
Pittsburgh, Pennsylvania		15219
(Address of principal executive offices)		(Zip Code)

(412) 454-2200

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of Class	Trading Symbol(s)	Name of Exchange on which registered
Common Stock, par value $.01 per share	WCC	New York Stock Exchange
Depositary Shares, each representing a 1/100th interest in a share of Series A Fixed-Rate Reset Cumulative Perpetual Preferred Stock	WCC PR A	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 6, 2021, the Board of Directors of WESCO International, Inc. (the “Company”) elected Anne M. Cooney as a Director, effective September 1, 2021. She is also being appointed as a member of the Company’s Audit Committee, effective September 1, 2021. Ms. Cooney’s compensation for service as a non-employee Director will be consistent with that of the Company’s other non-employee Directors, which is described under the heading “Director Compensation” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 12, 2021. Currently, she is a director of The Manitowoc Company, Inc. and Summit Materials, Inc. A copy of the press release issued by the Company with additional information about Ms. Cooney and announcing her election to the Board of Directors is attached hereto as Exhibit 99.1 and incorporated by reference.

On August 6, 2021, Ms. Lynn Utter notified the Company of her retirement from the Board of Directors effective December 31, 2021. Her retirement is not due to any disagreement with the Company and is part of the Company’s long-standing commitment to ongoing Board refreshment following the process described under the heading “Board Refreshment, Tenure and Diversity” of the Company’s definitive proxy statement filed on April 12, 2021. Additional information regarding Ms. Utter’s retirement is also included in the press release referenced above and attached hereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of WESCO International, Inc. issued August 10, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESCO International, Inc.
(Registrant)

August 10, 2021	By:	/s/ David S. Schulz
(Date)		David S. Schulz
Executive Vice President and Chief Financial Officer